Exhibit 99.1

PMC-Sierra Reports First Quarter 2010 Results

Net Revenues Increase 49% y-o-y to $152.8m; Non-GAAP Net Income of $0.19/sh. in Q1’10

SANTA CLARA, Calif.--(BUSINESS WIRE)--April 22, 2010--PMC-Sierra, Inc. (Nasdaq:PMCS), the premier Internet infrastructure semiconductor solution provider, today reported results for the first quarter ended March 28, 2010.

Net revenues in the first quarter of 2010 were $152.8 million, a year-over-year increase of 49% compared with $102.6 million in the first quarter of 2009, and 9.5% higher than revenues of $139.5 million in the fourth quarter of 2009.

Net income in the first quarter of 2010 on a GAAP basis was $27.0 million (GAAP diluted earnings per share of $0.12) compared with a GAAP net loss in the first quarter of 2009 of $3.9 million (GAAP loss per share of $0.02). Non-GAAP net income in the first quarter of 2010 was $43.5 million (non-GAAP diluted earnings per share of $0.19) compared with non-GAAP net income of $12.4 million (non-GAAP diluted earnings per share of $0.06) in the first quarter of 2009. On a year-over-year basis, this represents growth in non-GAAP net income of $31.1 million or 251%.

“In the first quarter of 2010, we experienced improving demand in our Wide Area Network Infrastructure business and saw the continuation of healthy demand in our Enterprise Storage business as global IT spending improves year over year,” said Greg Lang, president and chief executive officer of PMC-Sierra. “Revenue in the first quarter of 2010 was 9% above our previous quarterly revenue peak in the second quarter of 2008, while non-GAAP net income was 46% above the second quarter of 2008.”

Net income on a non-GAAP basis in the first quarter of 2010 excludes the following items: (i) $9.8 million amortization of purchased intangible assets; (ii) $5.4 million stock-based compensation expense; (iii) $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; (iv) $0.3 million of net expense related to foreign exchange loss on foreign tax liabilities and other income tax related amounts; and (v) $0.3 million restructuring costs.

For a full reconciliation of GAAP net income to non-GAAP net income, please refer to the schedule included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

In the first quarter of 2010, the Company announced:

  A complete reference design for its HyPHY chipset that enables wireless backhaul transport of Gigabit Ethernet services over OTN by supporting standards-based transport of the smallest Optical Data Unit at 1.238 Gbit/s. This ensures complete timing transparency and bandwidth efficiency of Ethernet-based client signals. In conjunction with HyPHY’s innovative support for timing synchronization over packet services, the ODU0 reference design enables cost-optimized Layer 1 OTN networks for wireless backhaul applications.
  PROMISE Technology announced commercial availability of its SuperTrak 6G SAS RAID controller cards targeted at OEM, SMB and entry-level markets that feature PMC-Sierra’s PM8011 SRC 8x6G 6Gb/s SAS RAID-on-Chip.

First Quarter 2010 Conference Call

Management will review the first quarter 2010 results and provide guidance for the second quarter of 2010 during a conference call at 1:30 pm Pacific Time/4:30 pm Eastern Time on Thursday, April 22, 2010. The conference call webcast will be accessible under the Financial Events and Calendar section at http://investor.pmc-sierra.com/. To listen to the conference call live by telephone, dial 913-312-1503 approximately ten minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 647-436-0148 using the access code 9011411. A replay of the webcast will be available for five business days.

Second Quarter 2010 Conference Call

PMC-Sierra is planning on releasing its results for the second quarter of 2010 on July 22, 2010. A conference call will be held on the day of the release to review the quarter and provide an outlook for the third quarter of 2010.

Safe Harbor Statement

The Company’s SEC filings describe the risks associated with the Company’s business, including PMC-Sierra’s limited revenue visibility due to variable customer demands, market segment growth or decline, orders with short delivery lead times, customer concentration, and other items such as foreign exchange rates. The Company does not undertake any obligation to update the forward-looking statements.

About PMC-Sierra

PMC-Sierra®, the premier Internet infrastructure semiconductor solution provider, offers its customers technical and sales support worldwide through a network of offices in North America, Europe, Israel and Asia. PMC-Sierra provides semiconductor solutions for Enterprise Storage, Wide Area Network Infrastructure, Fiber To The Home, and Laser Printer markets. The Company is publicly traded on the NASDAQ Stock Market under the PMCS symbol. For more information, visit www.pmc-sierra.com.

© Copyright PMC-Sierra, Inc. 2010. All rights reserved. PMC and PMC-SIERRA are registered trademarks of PMC-Sierra, Inc. in the United States and other countries. Other product and company names mentioned herein may be trademarks of their respective owners.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended
	March 28,	March 29,
	2010	2009

Net revenues	$152,826	$102,572
Cost of revenues	49,005	36,803
Gross profit	103,821	65,769

Other costs and expenses:
Research and development	42,067	38,628
Selling, general and administrative	22,385	21,889
Amortization of purchased intangible assets	9,836	9,836
Restructuring costs and other charges	256	335
Income (loss) from operations	29,277	(4,919)

Other (expense) income:
Gain on sale of investment securities	130	-
Amortization of debt issue costs	(50)	(50)
Loss on subleased facilities	-	(538)
Foreign exchange (loss) gain	(989)	4,070
Interest expense, net	(121)	(811)
Income (loss) before provision for income taxes	28,247	(2,248)
Provision for income taxes	(1,260)	(1,669)
Net income (loss)	$26,987	$(3,917)

Net income (loss) per common share - basic	$0.12	$(0.02)
Net income (loss) per common share - diluted	$0.12	$(0.02)

Shares used in per share calculation - basic	229,804	223,844
Shares used in per share calculation - diluted	233,653	223,844

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, restructuring costs and other charges, other (expense) income, provision for income taxes, operating expenses, operating income (loss), operating margin percentage, net income (loss), and basic and diluted net income per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results. In addition, the measures are used for planning and forecasting of the Company's future periods. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense,
Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets, Restructuring Costs and Other Charges,
Other (Expense) Income, Provision for Income Taxes, Operating Expenses, Operating Income (Loss),
Operating Margin Percentage, Net Income (Loss), and Basic and Diluted Net Income Per Share
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended
	March 28,	March 29,
	2010 (1)	2009 (2)

GAAP cost of revenues	$49,005	$36,803
Stock-based compensation	(218)	(205)
Non-GAAP cost of revenues	$48,787	$36,598

GAAP gross profit	$103,821	$65,769
Stock-based compensation	218	205
Non-GAAP gross profit	$104,039	$65,974

Non-GAAP gross profit %	68%	64%

GAAP research and development expense	$42,067	$38,628
Stock-based compensation	(2,164)	(2,331)
Exclusion of termination costs	-	(1,168)
Non-GAAP research and development expense	$39,903	$35,129

GAAP selling, general and administrative expense	$22,385	$21,889
Stock-based compensation	(2,969)	(2,925)
Exclusion of termination costs	-	(771)
Non-GAAP selling, general and administrative expense	$19,416	$18,193

GAAP amortization of purchased intangible assets	$9,836	$9,836
Exclusion of amortization of purchased intangible assets	(9,836)	(9,836)
Non-GAAP amortization of purchased intangible assets	$-	$-

GAAP restructuring costs and other charges	$256	$335
Exclusion of restructuring costs and other charges	(256)	(335)
Non-GAAP restructuring costs and other charges	$-	$-

GAAP other (expense) income	$(1,030)	$2,671
Loss on subleased facilities	-	538
Foreign exchange loss (gain) on foreign tax liabilities	962	(3,576)
Accretion of the debt discount related to the senior convertible notes	788	728
Non-GAAP other income	$720	$361

GAAP provision for income taxes	$1,260	$1,669
Recovery of (provision for) income tax matters	693	(1,030)
Non-GAAP provision for income taxes	$1,953	$639

	Three Months Ended
	March 28,	March 29,
	2010 (1)	2009 (2)

GAAP operating expenses	$74,544	$70,688
Stock-based compensation	(5,133)	(5,256)
Exclusion of termination costs	-	(1,939)
Exclusion of amortization of purchased intangible assets	(9,836)	(9,836)
Exclusion of restructuring costs and other charges	(256)	(335)
Non-GAAP operating expenses	$59,319	$53,322

GAAP operating income (loss)	$29,277	$(4,919)
Stock-based compensation	5,351	5,461
Exclusion of termination costs	-	1,939
Exclusion of amortization of purchased intangible assets	9,836	9,836
Exclusion of restructuring costs and other charges	256	335
Non-GAAP operating income	$44,720	$12,652

Non-GAAP operating margin %	29%	12%

GAAP net income (loss)	$26,987	$(3,917)
Stock-based compensation	5,351	5,461
Exclusion of termination costs	-	1,939
Exclusion of amortization of purchased intangible assets	9,836	9,836
Exclusion of restructuring costs and other charges	256	335
Loss on subleased facilities	-	538
Foreign exchange loss (gain) on foreign tax liabilities	962	(3,576)
Accretion of the debt discount related to the senior convertible notes	788	728
(Recovery of) provision for income tax matters	(693)	1,030
Non-GAAP net income	$43,487	$12,374

Non-GAAP net income per share - basic	$0.19	$0.06
Non-GAAP net income per share - diluted	$0.19	$0.06

Shares used to calculate non-GAAP net income per share - basic	229,804	223,844
Shares used to calculate non-GAAP net income per share - diluted	233,653	224,771

Non-GAAP adjustments

(1) $5.4 million stock-based compensation expense; $9.8 million amortization of purchased intangible assets; $0.3 million restructuring costs; $1.0 million foreign exchange loss on foreign tax liabilities; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $0.7 million income tax recovery which includes $2.1 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $1.5 million tax effect on inter-company transactions, $0.5 million arrears interest relating to unrecognized tax benefits, $0.5 million income tax recovery related to adjustments above, and $0.1 million tax adjustments relating to prior periods.

(2) $5.5 million stock-based compensation expense; $1.9 million termination costs; $9.8 million amortization of purchased intangible assets; $0.3 million restructuring costs; $0.5 million loss on subleased facilities; $3.6 million foreign exchange gain on foreign tax liabilities; $0.7 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $1.0 million income tax provision which includes $0.9 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $0.4 million arrears interest relating to unrecognized tax benefits, $0.7 million tax adjustments relating to prior periods, $0.3 million income tax related to foreign exchange gain on a foreign tax liability, $1.0 million tax effect on inter-company transactions, and $0.5 million income tax recovery related to adjustments above.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 28,	December 27,
	2010	2009
ASSETS:
Current assets:
Cash and cash equivalents	$128,540	$192,841
Short-term investments	95,791	67,928
Accounts receivable, net	60,249	50,745
Inventories, net	32,863	31,531
Prepaid expenses and other current assets	14,238	14,476
Income tax receivable	4,011	-
Deferred tax assets	8,112	3,052
Total current assets	343,804	360,573

Property and equipment, net	13,383	13,909
Investment securities	261,874	192,636
Goodwill	396,144	396,144
Intangible assets, net	99,182	110,458
Deferred tax assets	196	250
Prepaid expenses	24,915	26,187
Investments and other assets	15,428	10,175
Deposits for wafer fabrication capacity	5,145	5,145
	$1,160,071	$1,115,477

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$23,783	$22,266
Accrued liabilities	54,111	52,996
Liability for unrecognized tax benefit	33,717	31,330
Income taxes payable	-	7,261
Deferred income taxes	392	681
Accrued restructuring costs	3,608	3,994
Deferred income	14,811	12,498
Total current liabilities	130,422	131,026

2.25% senior convertible notes due October 15, 2025, net	59,144	58,356
Long-term obligations	9,824	6,211
Deferred income taxes	24,164	22,695
Liability for unrecognized tax benefit	15,617	14,663

PMC special shares convertible into 1,570 (2009 - 1,570) shares of common stock	2,003	2,003

Stockholders' equity
Common stock and additional paid in capital	1,532,770	1,521,723
Accumulated other comprehensive income	1,504	1,164
Accumulated deficit	(615,377)	(642,364)
Total stockholders' equity	918,897	880,523
	$1,160,071	$1,115,477

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended
	March 28,	March 29,
	2010	2009
Cash flows from operating activities:
Net income (loss)	$26,987	$(3,917)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	14,091	14,103
Stock-based compensation	5,351	5,461
Unrealized foreign exchange loss (gain), net	838	(3,900)
Non-cash accretion of investment securities	1,364	-
Accrued interest on investment securities	(413)	-
Gain on disposal of investment securities	(130)	-
Loss on subleased facilities	-	538

Changes in operating assets and liabilities:
Accounts receivable	(9,504)	(181)
Inventories	(1,332)	3,151
Prepaid expenses and other current assets	3,064	971
Accounts payable and accrued liabilities	(737)	(5,647)
Deferred income taxes and income taxes payable	(12,744)	135
Accrued restructuring costs	(395)	(557)
Deferred income	2,313	(2,288)
Net cash provided by operating activities	28,753	7,869

Cash flows from investing activities:
Purchases of property and equipment	(1,464)	(926)
Proceeds from sale of property and equipment	13	-
Purchases of intangible assets	-	(1,270)
Redemption of short-term investments	4,314	139,143
Disposals of investment securities	27,001	-
Purchases of investment securities	(128,788)	-
Net cash (used in) provided by investing activities	(98,924)	136,947

Cash flows from financing activities:
Proceeds from issuance of common stock	5,712	4,024
Net cash provided by financing activities	5,712	4,024

Effect of exchange rate changes on cash and cash equivalents	158	756
Net (decrease) increase in cash and cash equivalents	(64,301)	149,596
Cash and cash equivalents, beginning of the period	192,841	97,839
Cash and cash equivalents, end of the period	$128,540	$247,435

CONTACT:
PMC-Sierra, Inc.
Mike Zellner, Vice President & CFO, 1-408-988-1204
or
David Climie, VP Marketing Communications, 1-408-988-8276
or
Susan Shaw, Sr Manager, Communications, 1-408-988-8515